UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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KSW, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KSW, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held May 7, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the “Company”), will be held on May 7, 2009, at 2:00 p.m., New York time, at the NASDAQ OMX Group, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006, for the following purposes:

1.           to elect one Class II Director to serve until 2012, or until his successor shall have been duly elected and qualified (“Proposal 1”); and

2.           to ratify the appointment of J.H. Cohn, LLP as independent auditors of the Company for the fiscal year ending December 31, 2009 (“Proposal 2”); and

3.           to transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 3, 2009 will be entitled to notice of and to vote at the meeting and any adjournments.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting.  Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

Sincerely,

James F. Oliviero
General Counsel

Long Island City, New York
Dated:  April 3, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of meeting, proxy statement and proxy card are available at http://materials.proxyvote.com/48268R

KSW, INC.
37-16 23rd Street
Long Island City, New York 11101
(718) 361-6500

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 7, 2009

GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the “Company”), to be voted at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the NASDAQ OMX Group, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006, on May 7, 2009, at 2:00 p.m., New York time, and at any and all adjournments thereof.  The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Cost of Solicitation

The cost of solicitation will be borne by the Company.  This proxy statement and the accompanying proxy are first being sent to the stockholders of the Company on or about April 10, 2009.  A copy of the Company’s 2008 Annual Report on Form 10-K is enclosed herewith.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 3, 2009.  Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 10, 2009, the Company had outstanding 6,235,125 shares of Common Stock, $.01 par value per share (the “Common Stock”), each of which entitled the holder to one vote.  There were 52,700 issued shares held by the Company in its treasury.

Required Vote

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.  The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and which has actually been voted is required for the election of each director.  For all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval.  Proxies marked as abstaining (including proxies containing “broker non-votes”) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  A “broker non-vote” occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  If a quorum is present, abstentions will have no effect on the election of directors or the proposal for the ratification of the reappointment of auditors.

A proxy may be revoked by the stockholder at any time prior to its being voted.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder.  If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominee listed in Proposal 1, in favor of Proposal 2 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the proxies’ own discretion.  Votes are tabulated at the Annual Meeting by inspectors of election.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Common Stock as of March 10, 2009 by (i) those persons who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each of the Company’s directors and nominees, (iii) each executive officer of the Company named in the table set forth below under “Compensation of Executives” and (iv) all of the Company’s directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.  Unless otherwise indicated, the address of each person named in the table below is c/o KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

Name of Beneficial Owner	Number of Shares		Percentage Ownership

Floyd Warkol Meadow Lane Purchase, NY 10577	776,386	(1)	12.2%

Stanley Kreitman 4 Chestnut Drive East Hill, NY 11576	21,000		*

John Cavanagh 222 Mill Dam Road Centerport, NY 11721-0224	21,000	(2)	*

Innis O’Rourke, Jr. 1 Horse Hollow Road Locust Valley, NY 11560	6,550	(3)	*

Warren O. Kogan 13345 S.E. 97th Terrace Road Summerfield, FL 34491	6,666	(4)	*

Richard W. Lucas	21,000	(5)	*

All directors and executive officers as a group (6 persons)	852,602	(6)	13.3%

Moab Capital Partners, LLC 15 E. 62nd Street New York, NY 10021	608,965		9.5%

Name of Beneficial Owner	Number of Shares	Percentage Ownership

Nicusa Capital Partners, LP 17 State Street New York, NY 10004	584,795	9.2%

*	Less than one percent.

(1)	Includes 21,000 shares owned by the Floyd and Barbara Warkol Charitable Foundation, of which Mr. Warkol is a Trustee, as well as options to purchase 105,000 shares exercisable within 60 days.

(2)	Includes options to purchase 7,001 shares exercisable within 60 days.

(3)	Includes options to purchase 5,500 shares exercisable within 60 days.

(4)	Includes options to purchase 6,666 shares exercisable within 60 days.

(5)	Includes options to purchase 7,000 shares exercisable within 60 days.

(6)	Includes options to purchase 131,167 shares exercisable within 60 days.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Certificate of Incorporation of the Company provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time.  There are currently five seats on the Board of Directors.  The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III.  The directors in each class serve terms of three years each and until their successors are elected and qualified.

There is one position on the Board of Directors to be voted upon.  Under the Company’s By-Laws, the term of Class II Director Innis O’Rourke, Jr. expires on the date of the 2009 Annual Meeting.  The independent directors of the Board of Directors have unanimously nominated him for a three-year term, expiring at the 2012 Annual Meeting.  Proxies are only being solicited for this nominee.

The nominee has consented to being named in this Proxy Statement and to serve if elected.  If the nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors.  The Company's management, however, has no present reason to believe that the nominee will be unable to serve as director, if elected.

If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the Board of Directors.  Abstentions and broker non-votes are not counted in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE

Procedures for Stockholder Nominations for Directors

The By-Laws of the Company permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 calendar days prior to the meeting; provided, however, that in the event that public announcement of the date of the meeting is not made at least 75 calendar days prior to the date of the meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the meeting.  To be in proper written form, such stockholder’s notice must set forth or include (i) the name and address, as they appear on the Company’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving notice; (v) such other information regarding each nominee, and any other person or persons giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”) had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Company if so elected.  At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.  The presiding officer of the meeting for election of directors will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Company’s By-Laws, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded.  Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

Directors and Nominees

The following table sets forth certain information concerning the nominee for election as Class II Director of the Company, and the continuing Class I Directors and Class III Directors of the Company.

Name	Age	Director Since

NOMINEE AS CLASS II DIRECTOR
TO SERVE UNTIL 2012

Innis O’Rourke, Jr	87	2004

CONTINUING AS CLASS I DIRECTORS
TO SERVE UNTIL 2011

Stanley Kreitman	77	1999

John Cavanagh	73	2004

CONTINUING AS CLASS III DIRECTORS
TO SERVE UNTIL 2010

Floyd Warkol	61	1994

Warren O. Kogan	82	2006

The Company is not aware of any family relationship between any director, nominee for director or executive officer of the Company.

Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 and as President, Secretary and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of its subsidiary, KSW Mechanical Services, Inc. (“KSW Mechanical”), since January 1994.

Mr. Warren O. Kogan was appointed to the Board of Directors on March 10, 2006.  He has been an arbitrator for the American Arbitration Association and is a construction and real estate private consultant.  From 1990 to 2000 he was Executive Vice President of the Subcontractors Trade Association of New York City.  From 1980 to 1990, he was President and Chief Executive Officer of H. Sand & Co., a major mechanical and HVAC contractor.

Mr. Stanley Kreitman was elected to the Board of Directors by the Company’s stockholders on May 18, 1999 after having been appointed as a director by the other members of the Board of Directors effective February 18, 1999.  Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm, and currently is Chairman of the N.Y.C. Department of Corrections.  He has been a senior advisor to Signature Bank from 2001 to present.  He is a published author and lecturer on business investment matters.  He is a member of the Board of Directors of Medallion Financial Corp. (NASDAQ), Capital Lease Finance, Inc. (NYSE), CCA Industries, Inc. (AMEX), Geneva Mortgage Corp. (OTC), and Century Bank - Sarasota, Florida.

Mr. John Cavanagh was elected to the Board of Directors at the annual meeting of stockholders on May 10, 2005.  He is President of John A. Cavanagh Consulting Services, Inc., a construction management firm, and President of American Fire Suppressant Products, Inc.  He is a Partner of Cavanagh/Stewart International, Inc., Integrated Structural Systems, Inc. and NEWCO Ventures, LLC.  Until September 2003, he was the Vice Chairman of AMEC Construction Management, Inc. (formerly known as Morse Diesel International), one of the largest construction management companies in the United States, where he was President and Chief Operating Officer.  He is a Director of the Contractors’ Association of Greater New York, The New York Building Congress, Visionary Vehicles, Inc., and the Building Trades Employer’s Association.

Mr. Innis O’Rourke, Jr. was appointed to the Board of Directors on March 8, 2004 and elected at the annual meeting of stockholders, on May 10, 2005.  He is an Arbitrator for the New York Stock Exchange and a consultant to the Village of Upper Brookville and the Old Brookville police department.  In the past, he has sat on the Board of Directors of JWP, Inc., a multi-billion dollar construction corporation, and Greenpoint Savings Bank.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Committees of the Board of Directors

The Board of Directors currently has, and appoints the members of, standing Audit and Compensation Committees.  Each member of the Audit and Compensation Committees has been affirmatively determined to be an “independent director” by the Board of Directors in accordance with the rules and regulations of the NASDAQ Stock Market (“NASDAQ”), and the Exchange Act.  Other than the payment of attendance fees, during 2008 there were no transactions, relationships or arrangements between the Company and any independent director.  The members of each of the committees of the Board of Directors are as follows:

Audit Committee	Compensation Committee

Stanley Kreitman – Chair	John Cavanagh – Chair
Warren O. Kogan	Stanley Kreitman
Innis O’Rourke, Jr.	Warren O. Kogan

Audit Committee

The Audit Committee meets with the Company’s independent registered public accounting firm and management to assure that all are carrying out their respective responsibilities.  The Audit Committee is responsible for selecting, appointing and, as necessary, terminating the Company’s independent registered public accounting firm, and reviews the performance and fees of the independent registered public accounting firm prior to appointing it.  The Audit Committee also meets with the independent registered public accountants, without management present, to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting.  The independent registered public accountants have full access to the Audit Committee.

The Audit Committee met four times during the fiscal year ended December 31, 2008.

A written charter for the Audit Committee was approved by the Board of Directors effective May 11, 2000.  An amended written charter was approved by the Board of Directors effective February 16, 2006.

The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the listing standards of NASDAQ and under the independence criteria established by the SEC for audit committee members.

The Board of Directors has also determined that Mr. Kreitman is an “audit committee financial expert” as defined in Item 401(h)(2) of the SEC’s Regulation S-K and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

The Audit Committee Charter was annexed as an appendix to the Company’s Definitive Proxy Statement, dated April 7, 2006.

Compensation Committee

The Compensation Committee is responsible for the performance review and determining the compensation of the Chief Executive Officer, who in turn reviews the performance of each other member of senior management and determines their compensation levels.  The Compensation Committee periodically reviews compensation levels for competitiveness and reasonableness as compared to industry peers and competitors. The Compensation Committee met twice during the fiscal year ended December 31, 2008.   The Compensation Committee Charter was annexed as an appendix to the Company’s Definitive Proxy Statement, dated April 3, 2007.

Nomination of Directors

Due to the size of the Board of Directors, the Company does not have a nominating committee to select director nominees.  All nominees for director are selected based on a vote of the majority of the independent directors of the Board of Directors.  The Board of Directors has determined that four of the current five members of the Board of Directors (Messrs. Cavanagh, Kogan, Kreitman and O’Rourke) are “independent directors” in accordance with the rules and regulations of NASDAQ.  Only independent directors vote on Board of Director nominees.

The assessment by which the independent directors of the Board of Directors consider candidates for director is based upon various criteria, including having business experience on a management level with a company which issues audited financial statements, integrity and independence, demonstrated leadership ability, diverse perspectives and the ability to exercise sound business judgment. Nominees for directors should have the ability to read and understand financial statements.  Candidates with construction industry or real estate experience and contacts are given special consideration.  The Board of Directors also considers the candidate’s reputation and standing in the business community, as well as participation in industry associations relevant to the Company’s business.

In the case of incumbent directors whose terms of office are set to expire, the independent directors of the Board of Directors review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates.  The independent directors identify potential candidates by recommendations from its members, Company management and stockholders, as well as by consulting with the Company’s legal, financial and auditing professionals and with other members of the business community in general and the construction industry in particular.  The Company does not pay fees to such professionals or third parties for any such assistance.

The independent directors of the Board of Directors will consider nominees for director recommended by stockholders provided the procedures set forth above under the heading “Procedures for Stockholder Nominations of Directors” are followed by stockholders in submitting recommendations.  Stockholder nominations that comply with such procedures will be evaluated in the same manner (including using the same criteria as set forth above) and will receive the same consideration as nominees recommended by the independent directors of the Board of Directors.

Directors’ Attendance at Meetings of the Board of Directors

The Board of Directors held a total of four quarterly meetings in 2008, which does not include actions by written consent or committee meetings.  Each director serving during the fiscal year ended December 31, 2008 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Directors’ Attendance at Annual Meetings of Stockholders

All members Board of Directors are required to attend the Company’s Annual Meeting of Stockholders.  All members of the Board of Directors serving as directors during the fiscal year ended December 31, 2008, attended the 2008 Annual Meeting of Stockholders.

Stockholder Communications with Directors

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o James F. Oliviero, Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, NY  11101.  All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

The Company has adopted a written Code of Ethics (the “Code of Ethics”) that applies to our directors, principal executive officer and principal financial and accounting officer.  Copies of the Code of Ethics will be provided free of charge upon written request directed to the Company’s Director of Investor Relations, at the Company’s executive office.

AUDIT COMMITTEE REPORT

In accordance with SEC rules, the Audit Committee has prepared the following report:

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Stanley Kreitman
Innis O’Rourke, Jr.
Warren O. Kogan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of three non-employee directors, Mr. Kogan, Mr. Kreitman and Mr. Cavanagh.  None of the members of the Compensation Committee is or has been one of our officers or employees, and none of our executive officers served during 2008 on a board of directors of another entity which has employed any of the members of the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy.  We compensate our senior management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders.  Our compensation setting process consists of establishing targeted overall compensation for each senior manager and then allocating that compensation among base salary and incentive compensation.  At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings growth.  At lower levels, we design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

Base Salaries.  We seek to provide our senior management with a level of assured cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments.  Members of the Compensation Committee of our Board of Directors have strong ties to the construction industry and are familiar with the compensation paid to senior construction industry executives in the New York City region.  Using such knowledge, the Compensation Committee concluded that a base salary of $450,000 for 2008 was appropriate for our Chief Executive Officer.  This salary was set in a written Employment Agreement, effective

January 1, 2006, discussed further under “Employment Agreements” below.  For 2008, we concluded that a base salary of $450,000 was appropriate for the Chief Operating Officer of KSW Mechanical.

Salaries of our Chief Financial Officer and General Counsel are based on their experience and ability to support and facilitate the achievement of company objectives.   For 2008, their base salaries were $150,000 and $185,000 respectively.

Bonuses.  Our practice is to award cash bonuses based upon the achievement of performance objectives.  For our Chief Executive Officer, his bonus for 2008, as provided by his written Employment Agreement, is an amount equal to 9.5% of our annual profits in excess of $250,000 before taxes and stock option expenses.  We believe that linking his bonus to profits is in the best interests of shareholders, since profitability is an important factor in determining our stock price.  The bonus of our Chief Operating Officer is determined by our Chief Executive Officer and is based on how well our Chief Operating Officer monitors and controls the Company’s operations in the field, as well as in the office.  Factors which are considered include labor productivity, identifying jobsite conditions which would benefit from increased management attention and problem solving, and the effectiveness of the Company’s purchasing, billing and cost monitoring systems.

Bonuses paid to our Chief Financial Officer and General Counsel are based on a review by our Chief Executive Officer on their success in achieving the specified goals of their department, as well as their effectiveness in supporting the operations of the Company.

Equity Compensation.  Historically, the primary form of equity compensation that we awarded consisted of non-qualified stock options.  We selected this form to provide management personnel with an incentive to help maximize Company profits, which generally is likely to favorably influence stock price and increase shareholder value.  The 1995 Stock Option Plan expired in December 2005.  Therefore, no equity compensation was awarded pursuant to that plan in 2008.  On May 6, 2008, the Company’s shareholders ratified the adoption of the 2007 Stock Option Plan of KSW, Inc.  No equity compensation was awarded pursuant to that plan in 2008.

All Company employees, members of the Board of Directors and consultants of the Company are eligible to participate in the 2007 Stock Option Plan.  The Compensation Committee, which administers the plan, has the sole discretion to determine when grants of options are to be made under the plan and the number of shares, if any, to be awarded to each eligible optionee.

The aggregate number of shares of Common Stock which may be issued under the plan with respect to options may not exceed 300,000 subject to adjustment for certain transactions affecting the Common Stock.  Lapsed, forfeited or canceled options will not count against this limit and can be regranted under the plan.  The shares issued under the plan may be issued from authorized but unissued shares.  The foregoing summary of the plan is qualified by reference to the full text of the plan, which was attached as Appendix E to the proxy statement for the Company’s 2008 Annual Meeting of Stockholders.

Perquisites and Other Benefits.  We annually review the perquisites that each member of senior management receives.  We pay the premiums on a $1.0 million life insurance policy for our Chief Executive Officer, payable on his death to the beneficiary of his choice.  He also is provided with a company car and driver at an annual cost of approximately $105,000 to facilitate his ability to attend multiple meetings during a work day at various construction sites and related offices throughout the New York City metropolitan area.  When in the office, the driver provides clerical services.  All members of senior management participate in the Company’s medical and 401(k) plans which are available to all employees.

Board Process.  The Compensation Committee of our Board of Directors sets all compensation and equity awards to our Chief Executive Officer.  The Chief Executive Officer determines all compensation and equity awards to other officers and senior management personnel.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report, submitted by the Compensation Committee of the Board of Directors (the “Compensation Committee”), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

The Company’s Compensation Committee is comprised of three of the Company’s independent outside directors.  The Compensation Committee sets the salary, awards and benefits of the Chief Executive Officer, and has delegated to that officer the right to determine the salary, awards and benefits of senior management.

The Company’s Compensation Discussion and Analysis (“CD&A”) is set forth in the Company’s Definitive Proxy Statement pursuant to Section 14(a) of the Securities Act of 1934.  The Compensation Committee has reviewed and discussed the CD&A with management and based on its review and discussion, recommended to the Board of Directors that the CD&A be included in the Company’s and Proxy Statement.

Stanley Kreitman
John Cavanagh
Warren O. Kogan

COMPENSATION OF DIRECTORS

The Company pays its non-employee directors an annual fee of $20,000, increased from $16,000 effective July 1, 2007, an attendance fee of $1,000 per Board of Directors meeting and $500 per committee meeting if not held in conjunction with a Board of Directors meeting.  See Appendix D, Director Compensation Table, annexed hereto.

COMPENSATION OF EXECUTIVES

See Appendix A, Summary Compensation Table annexed hereto.

EMPLOYMENT AGREEMENTS

On September 12, 2006, the Company, KSW Mechanical and Floyd Warkol, the Chairman and Chief Executive Officer of the Company, entered into an employment agreement (the “Employment Agreement”), effective as of January 1, 2006.

Under the terms of the Employment Agreement, Mr. Warkol was employed as the Chief Executive Officer of the Company and KSW Mechanical for the period January 1, 2006 through December 31, 2007.  Mr. Warkol was paid an annual salary of $450,000.  In addition, Mr. Warkol received each year an amount equal to 9.5% of the Company’s annual profits, before taxes and stock option expenses, which profits are in excess of $250,000.

Under the Employment Agreement, Mr. Warkol is also entitled to medical insurance, disability insurance with payments up to 60% of his base compensation, a $1 million policy of life insurance payable as directed by him (at a cost of approximately $3,600 per year) and a car with a driver (at a cost of approximately $105,000 per year of which $32,619 relates to the personal portion of this expense).

The Employment Agreement may be terminated by the Company for “cause”, which includes Mr. Warkol’s willful and continued failure to perform his duties, fraud or embezzlement, conviction of a felony and the inability of Mr. Warkol to perform his duties.  Mr. Warkol may terminate the Employment Agreement upon the sale of the Company or substantially all of its assets.  On March 6, 2007, the Compensation Committee of the Board of Directors agreed to extend this Agreement for two years, so as to expire on December 31, 2009,  on the same terms and conditions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

See Appendix B, Outstanding Equity Awards Table, annexed hereto.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2008 regarding shares of Common Stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the Company’s equity compensation plans as well as the number of shares available for issuance under such plans. The 1995 Stock Option Plan expired in December 2005.   On May 6, 2008, the Company’s shareholders ratified the adoption of the 2007 Stock Option Plan of KSW, Inc.

1995 STOCK OPTION PLAN

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	145,501	$1.58	0
Equity compensation plans not approved by security holders	-	-	-

Total	145,501		0

2007 STOCK OPTION PLAN

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans submitted for approval by security holders	20,000	$6.95	280,000
Equity compensation plans not approved by security holders	-	-	-

Total	20,000		280,000

OPTION EXERCISES AND STOCK VESTED DURING 2008

See Appendix C, Option Exercises and Stock Vested Table, annexed hereto.

CERTAIN RELATED PARTY TRANSACTIONS

Since its inception, the Company has rented a pipe fabrication shop and an adjacent storage yard, located in the Bronx, New York (the “Property”), from the Company’s Chief Executive Officer and a charitable foundation he controls (together, “the Owner).  The Owner advised the Company that it intended to list the Property for sale.  The Company’s Board of Directors requested and received a right of first refusal.  In July 2008, the Owner received three offers to purchase the Property, the highest being a written offer of $2,650,000, without a mortgage contingency.  The Owner then offered to sell the Property to the Company for $2,500,000.

The Company engaged a broker to determine the availability and costs of leasing an alternative facility, and performed an economic analysis comparing those costs with the costs to purchase the Property.  The Board of Directors determined that it was economically advantageous for the Company to purchase the Property.  By Resolution dated August 7, 2008, the four Independent Directors voted unanimously to purchase the Property.  Mr.

Warkol abstained from voting on the resolution.  In September 2008, the Company entered into a written agreement to purchase the Property for a total purchase price of $2,500,000.  This transaction closed on December 10, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of initial ownership and changes in ownership with the SEC.  Executive officers and directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the year ended December 31, 2008, its executive officers, directors and stockholders of more than 10% of the Company complied with all applicable Section 16(a) filings requirements.

INDEMNIFICATION

The Company’s Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

PERFORMANCE GRAPH

The following graph compares the cumulative total returns for our Common Stock for the five-year period ending December 31, 2008 with the NASDAQ Market Index and an index of all publicly traded companies in the Plumbing, Heating and Air Conditioning industry (SIC Code 1711) (the “Peer Index”) for the same period.  Total return equals the change in stock price, plus dividends paid, and assumes the investment of $100 in the Company’s  Common Stock and in each index on December 31, 2003 and that all dividends are reinvested.  The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.  The performance graph is not necessarily indicative of future investment performance.

Source:  Core Data, Inc.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected J.H. Cohn, LLP (“J.H. Cohn”), certified public accountants, as the Company's independent registered public accounting firm, for the fiscal year ending December 31, 2009, subject to ratification of such appointment by the stockholders.  In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

On September 18, 2003, the Company's Audit Committee engaged Marden, Harrison & Kreuter, CPAs, P.C. (MHK) as its principal independent registered public accounting firm.  Their appointment, through December 31, 2007, was ratified by the stockholders at each of the 2004 through 2007 Annual Meetings.  On July 24, 2007, the Company received notice that MHK had combined with J.H. Cohn as the surviving entity.  On July 26, 2007, the Company’s Audit Committee approved the engagement of J.H. Cohn as MHK’s successor to continue as the Company’s independent registered public accountants for the fiscal year ending December 31, 2007.  J. H. Cohn’s appointment, through December 31, 2008, was ratified by the Stockholders at the 2008 Annual Meeting.

During the year ended December 31, 2008, neither the Company nor anyone on its behalf consulted with J. H. Cohn regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During 2007, MHK billed the Company $93,750 for professional services rendered.

During 2007 and 2008, J.H. Cohn billed the Company $31,250 and $150,000, respectively, for professional services rendered.

The following table sets forth the aggregate fees billed by MHK and J. H. Cohn for professional services in each of the fiscal years ended December 31, 2008 and 2007.

Year ended December 31, 2008
J.H. COHN
Audit fees (1)	$84,615
Audit related fees (2)	53,229
Tax fees (3)	10,977
All other fees (4)	1,179
Total	$150,000

Year ended December 31, 2007
	J.H. COHN	MHK	Total
Audit fees (1)	$29,711	$55,156	$84,867
Audit related fees (2)	-	30,902	30,902
Tax fees (3)	1,539	7,692	9,231
All other fees (4)	-	-	-
Total	$31,250	$93,750	$125,000

(1)	Audit fees consisted principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.
(2)	Audit related fees consisted of work performed in the review of the Company’s quarterly consolidated financial statements.
(3)	Tax fees consisted of tax compliance and reporting services.
(4)	The Company generally does not engage its outside auditors for “other” services.

The Audit Committee of the Company’s Board of Directors considered whether the provision of non-audit services by the independent public accountants was compatible with maintaining the accountants’ independence and they determined that it was.

The Audit Committee has a policy requiring pre-approval of audit and non-audit services.   The Audit Committee of the Company’s Board of Directors considers each engagement of the independent auditor on a case-by-case basis.  In determining engagements to be performed by independent auditors, the Audit Committee determines if these services would impair the independence of the auditors and if these services are in the best interest of the Company.  The Audit Committee approved all audit and non-audit services provided by J.H. Cohn during the fiscal year ended December 31, 2008.

It is expected that a representative of J.H. Cohn will be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF J.H. COHN. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholder proposals to be presented at the 2010 Annual Meeting must be received by the Company on or before December 12, 2009 for inclusion in the proxy statement and proxy card relating to the 2010 Annual Meeting pursuant to SEC Rule 14a-8.  Any such proposals should be sent via registered, certified or express mail to:  Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

As a separate and distinct matter from proposals under Rule 14a-8, the Company’s By-Laws provide that in order for business to be properly brought before the next Annual Meeting by a stockholder, such stockholder must deliver timely notice thereof.  To be timely, a stockholder introducing a proposal at an Annual Meeting must notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting.  If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed.  The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal.  If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

Dated:  April 3, 2009

By order of the Board of Directors

James F. Oliviero
General Counsel

Please remember to mark, sign, date and return the enclosed Proxy Card in the enclosed postage-paid envelope so that your important vote will be counted at the Annual Meeting.

Appendix A

Summary Compensation Table

								Change in Pension
								Value and
								Nonqualified
								Deferred
						Option	Non-Equity	Compensation	All Other
Name and		Salary	Bonus		Stock Awards	Awards	Incentive Plan	Earnings	Compensation		Total
Principal Position	Year	($)	($)		($)	($)	Compensation ($)	($)	($)		($)
(a)	(b)	(c)	(d)		(e)	(f)	(g) (1)	(h)	(i) (2)		(j)
FLOYD WARKOL	2008	450,000	—		—	—	732,509	—	170,279	(3)	1,352,788
	2007	450,000	—		—	—	683,369	—	36,967	(4)	1,170,336
	2006	450,000	50,000	(1)	—	—	569,957	—	87,040	(5)	1,156,997

RICHARD W.	2008	150,000	40,000		—	—	—	—	3,875		193,875
LUCAS	2007	142,500	30,000		—	—	—	—	3,875		176,375
	2006	130,000	25,000		—	—	—	—	3,750		158,750

VINCENT	2008	200,000	120,000		—	—	—	—	5,125		325,125
TERRAFERMA	2007	200,000	110,000		—	—	—	—	5,125		315,125
	2006	180,000	75,000		—	—	—	—	5,000		260,000

JAMES F.	2008	185,000	50,000		—	—	—	—	5,125		240,125
OLIVIERO	2007	180,000	40,000		—	—	—	—	5,000		225,000
	2006	175,000	35,000		—	—	—	—	5,000		215,000

(1)	Amounts consist of the bonus earned by Mr. Warkol pursuant to his employment agreement.

(2)	Unless otherwise indicated, the amounts in this column consist of 401K matching contributions made by the Company.

(3)
This amount consists of approximately (a) $128,940 of dividend distribution pursuant to the Company’s previously disclosed $.20 per share dividend, (b) $3,595  relating to an insurance policy, (c) $32,619 related to the personal portion of expenses for the use of a car and a driver and (d) a $5,125 401(k) matching contribution made by the Company.

(4)
This amount consists of approximately (a) $3,595 relating to an insurance policy, (b) $28,247 related to the personal portion of expenses for the use of a car and a driver and (c) a $5,125 401(k) matching contribution made by the Company.

(5)
This amount consists of (a) $47,940 of dividend distribution pursuant to the Company’s previously disclosed $.06 per share cash dividend, (b) approximately $3,600  related to an insurance policy, (c) $30,500 related to the personal portion of expenses for the use of a car and a driver and (d) a $5,000 401(k) matching contribution  made by the Company.

i

Appendix B

Outstanding Equity Awards at Fiscal Year-End Table

		Option Awards					Stock Awards

Equity
									Equity	Incentive Plan
				Equity					Incentive Plan	Awards:
				Incentive Plan					Awards:	Market or
				Awards:				Market	Number of	Payout Value
		Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
		Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
		Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
		Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
		Options	Options	Unearned	Exercise		Have Not	Have Not	Have Not	Have Not
		(#)	(#)	Options	Price	Option	Vested	Vested	Vested	Vested
Name		Exercisable	Unexercisable	(#)	($)	Expiration Date	(#)	($)	(#)	($)

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
FLOYD WARKOL	2008	105,000	—	—	1.58	12/15/10	—	—	—	—
RICHARD W. LUCAS	2008	7,000	—	—	1.58	08/08/15	—	—	—	—
VINCENT TERRAFERMA	2008	—	—	—	—	—	—	—	—	—
JAMES F. OLIVIERO	2008	—	—	—	—	—	—	—	—	—

Appendix C

Option Exercises and Stock Vested Table

		Option Awards		Stock Awards

		Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name		(#)	($)	(#)	($)

(a)		(b)	(c) (1)	(d)	(e)
FLOYD WARKOL	2008	26,250	115,930	—	—
RICHARD W. LUCAS	2008	7,001	24,218	—	—
VINCENT TERRAFERMA	2008	—	—	—	—
JAMES F. OLIVIERO	2008	—	—	—	—

(1)
The value realized equals the difference between the option exercise price and the fair value of the Company’s common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

Appendix D
Director Compensation Table

		Fees Earned or		Non-Equity Incentive	Change in Pension Value	All Other
		Paid in Cash	Stock Awards	Plan Compensation	and Nonqualified Deferred	Compensation	Total
Name		($)	($)	($)	Compensation Earnings	($)	($)

(a)		(b) (1)	(c)	(d)	(e)	(f) (2)	(g)
STANLEY KREITMAN	2008	23,000	—	—	—	—	23,000
INNIS O’ROURKE	2008	23,000	—	—	—	26,700	49,700
JAMES A. CAVANAGH	2008	23,000	—	—	—	—	23,000
WARREN O. KOGAN	2008	23,000	—	—	—	—	23,000

(1)
During 2008, the Company paid its non-employee directors an annual fee of $20,000, an attendance fee of $1,000 per meeting of the Board of Directors and $500 per committee meeting if not held in conjunction with a meeting of the Board of Directors.  As of March 4, 2009, the fees for non-employee directors have not changed.

(2)
Amounts included above under the caption “all other compensation” represents the exercise of stock options by Directors during the year.  The value realized equals the difference between the option exercise price and the fair value of the Company’s common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

The following schedule details the options outstanding for each Director as of December 31, 2008.

Name	# of Options Outstanding	# of Options Exercisable

STANLEY KREITMAN	—	—
INNIS O’ROURKE	5,500	5,500
JAMES A. CAVANAGH	7,001	7,001
WARREN O. KOGAN	20,000	6,666

ANNUAL MEETING OF SHAREHOLDERS OF

KSW, INC.

May 7, 2009

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10033000000000000000 0 050709

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTOR:

NOMINEE:

☐ FOR THE NOMINEE — Innis O'Rourke, Jr

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of J.H. Cohn, LLP by the Audit Committee of the Board of Directors as the Company's independent auditors for the fiscal year ending December 31, 2009.	☐	☐	☐
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

KSW, INC.

May 7, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10033000000000000000 0 050709

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTOR:

NOMINEE:
Innis O'Rourke, Jr

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of J.H. Cohn, LLP by the Audit Committee of the Board of Directors as the Company's independent auditors for the fiscal year ending December 31, 2009.	☐	☐	☐
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

KSW, INC.

37-16 23rd Street

Long Island City, NY 11101

Proxy for Annual Meeting of Shareholders on May 7, 2009

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement of KSW, Inc., dated April 3, 2009, hereby appoints James F. Oliviero and Richard W. Lucas (each with full power to act alone and with power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all shares of common stock of KSW, Inc., par value $.001, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of KSW, Inc. to be held at 2:00 p.m. on Thursday, May 7, 2009 at NASDAQ OMX Group, 165 Broadway, 50th Floor, New York, New York 10006 and at any adjournment or adjournments thereof.

(Continued and to be signed on the reverse side.)

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